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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 25, 2002
                                                  ----------------


                      INTEGRATED INFORMATION SYSTEMS, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                29947                   86-0624332
          --------                -----                   ----------
(State or Other Jurisdiction    (Commission    (IRS Employer Identification No.)
      of Incorporation)         File Number)


                 1480 SOUTH HOHOKAM DRIVE, TEMPE, ARIZONA   85281
              ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip code)



Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------



                                 Not Applicable
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.   OTHER EVENTS

         Attached hereto as Exhibit 99.1 respectively, is a copy of Integrated Information Systems, Inc.'s press release dated October 24, 2002 titled "Nasdaq Grants IIS Reasonable Period of Time to Achieve and Sustain Compliance."



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

99.1 Press release of Integrated Information Systems, Inc. dated October 24, 2002, titled "Nasdaq Grants IIS Reasonable Period of Time to Achieve and Sustain Compliance."





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTEGRATED INFORMATION SYSTEMS, INC.



Date:    October 25, 2002              By: /s/ James G. Garvey, Jr.
                                           ------------------------
                                           James G. Garvey, Jr.
                                           (Chairman, Chief Executive Officer
                                           and President)









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